Note 25	6 Months Ended
Jun. 30, 2022
Capital [Abstract]
Disclosure of Common Stock [Text Block]	Capital
As of June 30, 2022 BBVA’s share capital amounted to €3,129,467,256.30 divided into 6,386,667,870 shares (€3,267,264,424.20 divided into 6,667,886,580 shares as of December 31, 2021) as a result of the partial execution of the share capital reduction resolution adopted by the Ordinary General Shareholders' Meeting of BBVA held on March 18, 2022, under item seven of its agenda, which was notified by means of Other Relevant Information on June 15, 2022 (see Note 4).
In both periods mentioned, the shares were fully subscribed and paid-up registered, all of the same class and series, at €0.49 par value each, represented through book-entry accounts. All of the Bank´s shares carry the same voting and dividend rights, and no single stockholder enjoys special voting rights. Each and every share is part of the Bank’s capital.
BBVA is not aware of any direct or indirect interests through which control of the Bank may be exercised. BBVA has not received any information on stockholder agreements including the regulation of the exercise of voting rights at its Annual General Meetings or restricting or placing conditions on the free transferability of BBVA shares. BBVA is not aware of any agreement that could give rise to changes in the control of the Bank.